Supplement dated June 8, 2020 to the
Prospectus dated April 30, 2020

This supplement is being provided to inform you that effective immediately, the Prospectus section titled Sales Charges, Class C shares, fourth paragraph is supplemented to add the language regarding the possibility of conversion sooner than after 10 years of ownership. Please see the Prospectus and Statement of Additional Information for more information about the fees and expenses associated with Class A shares.

Sales Charges
Class C Shares
Except as noted below, Class C shares will be converted to Class A shares after the shares have been held for 10 years from the purchase date. It is the responsibility of the Financial Intermediary and not the Funds, the Transfer Agent, Distributor or the Adviser to ensure that you are credited with the proper holding period. If your Financial Intermediary does not have records verifying that your shares have been held for at least 10 years, your Financial Intermediary may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus record keeping platform through a Financial Intermediary that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Financial Intermediaries may be subject to different terms or conditions, as set by their Financial Intermediary, in connection with such conversions. These Financial Intermediaries may convert Class C shares to Class A shares sooner than after 10 years of ownership. Please refer to Appendix A or contact your Financial Intermediary for more information.

Please retain this supplement for future reference.